AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED JUNE 26, 2009
TO CONTRACT PROSPECTUSES,
AS SUPPLEMENTED

          Effective June 26, 2009, American General Life Insurance Company is amending certain Variable Annuity Contract prospectuses for the purpose of replacing in its entirety the Market Timing section of the prospectuses.

          The Market Timing section of each prospectus is deleted and replaced in its entirety with the following:

          Market timing. The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

•       dilution in the value of Fund shares underlying investment options of other
         Contract Owners;

•       interference with the efficient management of the Fund's portfolio; and

•       increased administrative costs.

          We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean two things in this discussion about market timing. We are not referring to the exchange of one annuity contract for another contract or insurance policy. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option.

          We are required to monitor the Contracts to determine if a Contract Owner requests:

•       an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

•       an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

•       an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

•       an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

          If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days. A Contract Owner's subsequent violation of this policy will result in the suspension of Contract transfer privileges for six months.

          In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

(1)       if a Contract Owner requests an exchange out of any variable investment option into the money market investment option, and

(2)       the same Contract Owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

(3)       the second transaction above is considered market timing.

          Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

          The procedures above will be followed in all circumstances, and we will treat all Contract Owners the same.